Exhibit 99.2

Investor Presentation November 2020 Strictly Confidential

Disclaimer

This presentation is being furnished solely for the purpose of considering a potential transaction involving Longview Acquisition Corp. ("Longview") and Butterfly Network, Inc. (the "Company"). By accepting this presentation, the recipient acknowledges and agrees that all of the information contained herein is confidential, that the recipient shall not copy, distribute or disclose such information to any person, and that the recipient shall not use such information in any way detrimental to the Company. Any securities of Longview to be offered in any transaction contemplated hereby have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state or foreign securities laws. Any securities to be offered in any transaction contemplated hereby have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other United States or foreign regulatory authority, and will be offered and sold solely in reliance on one or more exemptions from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder (including Regulation D or Regulation S) under the Securities Act. This document does not constitute an offer to sell or the solicitation of an offer to buy in any state or other jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such state or jurisdiction. Any investment in or purchase of any securities of Longview is speculative and involves a high degree of risk and uncertainty. This document includes certain statements, estimates, targets, forward-looking statements and projections (collectively, "forward-looking statements") that reflect assumptions made by the Company concerning anticipated future performance of the Company and its industry. Such forward-looking statements are based on significant assumptions and subjective judgments concerning anticipated results, which are inherently subject to risks, variability and contingencies, many of which are beyond the Company's control. Factors that could cause actual results to differ from these forward-looking statement include, but are not limited to, general economic conditions, the availability and terms of financing, the effects and uncertainties created by the ongoing COVID-19 pandemic, the Company's limited operating history, changes in regulatory requirements and governmental incentives, competition, and other risks and uncertainties associated with the Company's research and development activities and commercial production and sales. Such forward-looking statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. None of the Placement Agent (as defined below), Longview or the Company undertake any duty to update these forward-looking statements or the other information contained in this presentation. Neither Longview nor the Company makes any representation or warranty, express or implied, as to the accuracy or completeness of this document or any other information (whether written or oral) that has been or will be provided to you. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by Longview or the Company. Without limitation of the foregoing, Longview and the Company expressly disclaim any representation regarding any projections concerning future operating results or any other forward-looking statement contained herein or that otherwise has been or will be provided to you. Neither Longview nor the Company shall be liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with this potential transaction. You will be entitled to rely solely on the representations and warranties made to you by the Company in a definitive written agreement relating to a transaction involving the Company, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement. No other representations and warranties will have any legal effect.

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Confidential — Not for Distribution Disclaimer (cont.) Longview has retained UBS Securities LLC as placement agent (together with its affiliates, partners, directors, agents, emplo yee s, representatives, and controlling persons, the “Placement Agent”) on a potential transaction to which this document relates. The Placement Agent is acting solely as a placement agent (and, for t he avoidance of doubt, not an underwriter, initial purchaser, dealer or any other principal capacity) for Longview in connection with a potential transaction. The Placement Agent has not independently ver ified any of the information contained herein or any other information that has been or will be provided to you. The Placement Agent does not make any representation or warranty, expre ss or implied, as to the accuracy or completeness of this document or any other information (whether written or oral) that has been or will be provided to you. Nothing contained herein or in any oth er oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by the Placement Agent, whether as to the past or the future. Without limita tio n of the foregoing, the Placement Agent expressly disclaims any representation regarding any projections concerning future operating results or any other forward - looking statement contained he rein or that otherwise has been or will be provided to you. The Placement Agent shall not be liable to you or any prospective investor or any other person for any information contained here in or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with this potential transaction. This document is being d ist ributed solely for the consideration of sophisticated prospective purchasers who are institutional accredited investors with sufficient knowledge and experience in investment, financial and b usi ness matters and the capability to conduct their own due diligence investigation and evaluation in connection with a potential transaction. This document does not purport to summarize all of t he conditions, risks and other attributes of an investment in Longview and the Company. Information contained herein will be superseded by, and is qualified in its entirety by reference to, any ot her information that is made available to you in connection with your investigation of Longview and the Company. Each prospective purchaser is invited to meet with a representative of Longview an d/o r the Company and to discuss with, ask questions of, and receive answers from, such representative concerning the Company and the terms and conditions of any potential transaction. Longview, th e Company and the Placement Agent are free to conduct the process for any transaction as they in their sole discretion determine (including, without limitation, negotiating with any p ros pective investors and entering into an agreement with respect to any transaction without prior notice to you or any other person), and any procedures relating to such transaction may be changed at any time without notice to you or any other person. No sales will be made, no commitments to invest in Longview will be accepted, and no money is being solicited or will be accepted at this time . A ny indication of interest from prospective purchasers in response to this document involves no obligation or commitment of any kind. This document should not be distributed to any person other t han the addressee to whom it was initially distributed. 3

Confidential — Not for Distribution • Butterfly Network, Inc. (“Butterfly”) is the inventor / pioneer in the emerging field of semiconductor - based point - of - care ultrasound (“POCUS”) devices and related imaging and workflow software ₋ Founded in 2011 by visionary innovator Jonathan Rothberg (454 Life Sciences, Ion Torrent, 4Catalyzer) ₋ Total investment of over $400 million with first product introduced in 2018, 700+ patents and 2020E revenue of $44 million, projected to grow to $138 million in 2022E • Longview Acquisition Corp. (“Longview”) is a Special Purpose Acquisition Corporation (“SPAC”) brought public as an affiliate of Glenview Capital Management ₋ Initially capitalized with $414 million in cash in May 2020 trading under the ticker LGVW/U ₋ Glenview Capital was founded in 2000 by Larry Robbins and is currently in its 20 th year of active public markets investing with a focus on the healthcare market • Butterfly and Longview signed a Letter of Intent on October 11, 2020 and seek to enter into a definitive merger agreement by November 2020 ₋ In conjunction with the closing, Longview may raise an additional $175 million of capital through a Private Investment in Public Equity (“PIPE”) structure on equivalent terms as Longview’s initial investors ($10 per Longview share) ₋ The parties seek to close the merger by 1Q '21 Transaction Overview Butterfly Network is preparing to go public through a SPAC Merger with Longview Acquisition Corp. who may raise an additional $175 million PIPE to further support long - term growth 4

Transaction Overview

Sources, uses and pro forma ownership

Sources	
Butterfly Rollover Equity	$1,293.8
Longview Cash Held in Trust	414.0[1]
PIPE Investment	175.0
Total Sources	**$1,882.8[2]**

Uses	
Equity Consideration to Existing Investors	$1,293.8
Cash to Balance Sheet	549.0[1,2]
Estimated Transaction Expenses	40.0
Total Uses	**$1,882.8**

Pro Forma Valuation	
Share Price	$10.00
PF Shares Outstanding	203.7[3]
Equity Value	**$2,037.4**
+ Debt	$4.4[4]
- Pro Forma Cash	(584.5)[5]
Enterprise Value	**$1,457.3**
2022E Revenue	*$137.9*
EV / 2022E Revenue	*10.6x*

Illustrative Pro Forma Ownership



LGVW Public Shares, 41.4m, 20%
LGVW Sponsor Shares, 10.4m, 5%
PIPE Investor Shares, 17.5m, 9%
Convert Investor Shares[4], 5.1m, 2.5%
Existing Butterfly Rollover Equity, 129.4m, 63.5%[6]

1. Assumes no redemptions
2. Excludes the Forward Purchase Agreement (FPA) provided by funds managed by Glenview Capital Management. Such FPA provides for the purchase of common stock at $10 per share in an amount necessary to ensure, after factoring in PIPE investment and any redemptions, that the minimum $250mm cash closing condition is met
3. Estimated fully diluted shares outstanding based on (i) 182.5mm common shares owned by: Longview Public Shareholders (41.4); Longview Sponsor/Board (10.4); PIPE (17.5); and legacy Butterfly (113.3); (ii) 23.3mm options outstanding and available for grant held by legacy Butterfly and to be exercised using the Treasury Stock Method (16.1 net); (iii) 5.1mm shares issued to Butterfly convertible noteholders and converted at $10.00 per share immediately prior to closing; and (iv) excluding 13.8mm public warrants, 6.85mm private warrants, the effect of any option exercises or forfeitures since September 29, 2020 and any newly authorized shares available for grant since September 29, 2020 that are attributable to a new option plan to be adopted at closing
4. Projected BFLY debt at 01/31/21; assumes $51.1mm of convertible debt illustratively converted at $10.00 per share
5. Projected BFLY cash balance at 01/31/21; includes $29.35mm of cash proceeds from convertible notes issued in October 2020 and converted at $10.00 per share immediately prior to closing
6. All shares of Series A Preferred of the Company would be exchanged into special voting stock carrying 20x voting power (and be otherwise identical to the Class A Common Stock issued in the IPO)

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Confidential — Not for Distribution Today’s Presenters Larry Robbins Chairman Longview Acquisition Corp. • CEO and Founder of Glenview Capital Management • Board Chair: KIPP NY Inc., Board Member Robin Hood Foundation, Zearn , Relay GSE • Previously served as Partner at Omega Advisors, and Associate at Gleacher & Co. 6 Gioel Molinari President • Previously held senior product and technology leadership roles at Bloomberg LP and Bridgewater Associates • He began his career in industrial automation and was then founder, president and CTO of ClariFI Inc., a software platform to simplify quantitative equity investing Darius Shahida Chief Strategy Officer & Chief Business Development Officer • Previously served as the Head of Trading for Birch Grove Capital • Prior to that, worked in the Cross Asset Special Situations Group at Morgan Stanley Larry Robbins John Rodin Chief Executive Officer Longview Acquisition Corp. • Co - President of Glenview Capital Management • Previously served as President of Fantex Brokerage Services • Prior to that, served as Partner and Co - President of Glenview Capital Management for over 10 years Mark Horowitz Chief Financial Officer Longview Acquisition Corp. • Co - President of Glenview Capital Management • Previously served on the senior management team at Axiom Legal Solutions • Prior to that, worked as a corporate and securities lawyer at Cravath , Swaine & Moore and Brobeck , Phleger & Harrison Lee Hathaway Partner, Co - Head of Healthcare Glenview Capital Management • Previously served in Private Equity at Water Street Healthcare Partners • Started his career within the Global Healthcare Group at Barclays Capital Dr. John Martin Chief Medical Officer • Previously served as Chief of Vascular Surgery and Director of Heart and Vascular Services at Anne Arundel Medical Center • Founder and President of the Heart Health Foundation

Confidential — Not for Distribution Executive Summary A unique investment in a dynamic Med - Tech environment • Driven by the vision of an innovative founder . . . • Butterfly developed and introduced a revolutionary product . . . • With a breakthrough technology putting ultrasound on a semiconductor chip . . . • Pursuing ubiquity through simplicity and affordability . . . • Addressing an unmet need . . . • To disrupt a large and expanding total addressable market . . . • Aligned with and enabling healthcare’s mega - trends . . . • Fortified by an experienced partner . . . • Enabling a logical, advantaged product roadmap . . . • With strong initial market adoption , excitement and momentum . . . • Brought to the public at an attractive valuation . . . • Supported by a clear mission and fully committed team 1 2 3 4 5 6 7 8 9 12 10 7 11

Confidential — Not for Distribution Driven by the Vision of an Innovative Founder Dr. Jonathan Rothberg, Founder and Chairman, has dedicated his career to enabling breakthrough technologies to revolutionize healthcare 8 Dr. Jonathan M. Rothberg Chairman and Founder Select Awards Education ▪ M.S., Biology ▪ M.Phil., Biology ▪ Ph.D., Biology ▪ B.S., Chemical Engineering, Option in Biomedical Engineering Presidential Medal of Technology & Innovation 2016 World Economic Forum’s Technology Pioneer 2007, 2008, 2010 (1 st person to receive the award four times) CBA Brilliant Achievement Award 2011 Serial Entrepreneur: 10+ Companies Founded Connecticut Medal of Technology 2010 DGKL Biochemical Analysis Prize 2011 2004 Other Companies Founded 1 2000 ▪ Founder, Chairman, CTO and CEO ▪ Invented and commercialized first next - generation DNA sequencing ▪ Basis of modern cancer diagnostics ▪ Sold in 2007 to Roche for $150M ▪ Founder, Chairman, CTO and CEO ▪ Massively scalable, affordable next - gen sequencing ▪ Invented first semiconductor chip for DNA sequencing ▪ Sold in 2010 to Life Technologies Corp. for $725mm ▪ Present Founder & Chairman ▪ Over $350mm raised to - date ▪ Mission to democratize medical imaging ▪ Commercially available in 20+ countries ▪ Present Founder & Chairman ▪ Innovator / Incubator to modernize medical device industry ▪ 7 C - Corps, >$750mm raised, 400+ team members 2007 2011 2014

Confidential — Not for Distribution Butterfly Developed and Introduced a Revolutionary Product Healthcare Breakthrough Award: Not Impossible Award Winner 9 2 https://www.youtube.com/watch?v=lgoNgY71AK4

Confidential — Not for Distribution Butterfly Developed and Introduced a Revolutionary Product (cont.) A technology to democratize healthcare 71 Net Promoter Score 1 25K+ Healthcare Practitioner Users 10M+ Images Stored 65% ’19 - ’24E Revenue CAGR 115% ’19 - ’24E Software Revenue CAGR 700+ Patents and Designs 2 1. U.S. only 2. 200+ issued and 500+ pending, across 190+ patent families 3. Based on number of countries Butterfly device is shipped Butterfly iQ utilizes a novel and proprietary Ultrasound - on - Chip™ technology that enables a whole body complete imaging solution with a single probe 2 10 1,000+ Proprietary Manufacturing Steps #1 Buying Segment: General Medicine 22 Countries 3

Confidential — Not for Distribution Butterfly Developed and Introduced a Revolutionary Product (cont.) Powered by semis, empowered by AI Butterfly’s software harnesses Artificial Intelligence (“AI”) to drive ease - of - use for image acquisition, improve analysis, guide and educate practitioners, and provide quality control 2 11 Reduces the need for highly specialized training for proper image capture Single - touch measurement capture and annotation Reference image identification and user prompts Offers security oversight, customizable quality assurance, efficient credentialing, billing continuity, and real - time analytics to track ultrasound program member progress Navigation / Image Acquisition Automated Interpretation & Analysis Educational Quality Control

Confidential — Not for Distribution 12 With a Breakthrough Technology Putting Ultrasound on a Semiconducter Chip Semiconductors revolutionized the consumer imaging market twenty years ago and should revolutionize medical imaging for the coming decades. Butterfly’s IP platform, partnerships and eight years of R&D position Butterfly as the leader 1. See “How Many Photos Will Be Taken in 2020?” (January 10, 2020), https://focus.mylio.com/tech - today/how - many - photos - will - be - taken - in - 2020, and “How Many Photos Have Ever Been Taken?” (March 10, 2012), https://fstoppers.com/other/stats - how - many - photos - have - ever - been - taken - 5173#:~:text=Approximately 3.5 trillion photos have,were taken throughout the 1800s.” 2. Implied using the 2020 cost of a roll of film ($4.33) and the 2020 cost to develop a roll of film ($5.00). Assumes 24 imag es per roll of film 3 Digital photography created an explosion in usage and put professional quality capture, editing and filtering into the palm of every consumer’s hand Past Decade Butterfly iQ and Forward Medical Professionals Experts Only 100% Users can be easily trained Consumers None Image capture through handheld and in future wearables Cost (for total) $$$ Meaningfully reduced Ability to Share? CD Cloud Medical imaging is still predominantly inside the walls of massive institutions, accessible only to highly specialized, highly trained technicians. Through its small form factor , ease of use , low cost , AI - enabled navigation and simple user interface , Butterfly is democratizing ultrasound 1990 2020 Images Captured 1 57 billion 1.4 trillion Time to Develop (per image) One hour Instant Cost (for total) $22 billion 2 Cost of a Smartphone Ability to Share? No Yes Revolution in Photography Revolution in Ultrasound Imaging

Confidential — Not for Distribution 13 With a Breakthrough Technology Putting Ultrasound on a Semiconducter Chip Butterfly has established a significant moat comprised of R&D, IP, trade secrets, and manufacturing Research & Development Intellectual Property Trade Secrets Manufacturing • 200+ Issued Patents and Designs • 500+ Pending Patents and Designs • Specific Patents covering all known sensor manufacturing processes • Patents on AR Guidance & “Whole Body Imaging” • 10+ Year Relationship with TSMC at CxO Level • $180M CAPEX Foundry Investment by TSMC Board to Support Butterfly • Largest manufacturing capacity (500k+ devices per year) • Exclusive R&D Team for Medical Imaging Sensor • 9 years of Research & Development efforts • $350 million invested to bring to market at scale • Technical Tour de Force: first and only in market , succeeding where GE, Siemens, and Samsung were unsuccessful • 1,000+ proprietary manufacturing steps to go from raw silicon to fabricated chip • Signal processing techniques required to “play” Butterfly’s 9,000 drum instrument at commercial level 3

Confidential — Not for Distribution Pursuing Ubiquity Through Simplicity and Affordability For under $3 per day, healthcare practitioners can substantially improve care while simultaneously benefiting from a powerful set of value - added propositions 4 x Wellness monitoring x Imaging where previously unavailable x Life - saving Emergency Care x Big Data / AI to empower decisions x Cloud drives collaboration x Move to Value - Based Care x CPT codes range from ~$20 - 150+ x Capital savings vs. current equipment x Net new revenue potential Driving Health, Strategy & Economics Strategic Alignment Commercial Benefits Health Benefits 14 Device Cost Device Price $1,999 ÷ (3 yrs * 365 days) 1,095 days Cost of Ownership $1.83 / day Software Subscription 2 Annual Subscription $420 ÷ 365 days 365 days Cost of Ownership $1.15 / day Exceedingly Low Cost of Ownership <$3 per day 1 A Total Cost of Ownership (A+B) B 1. Excludes cost of optional extended warranty and accessories 2. Software subscription ownership cost illustrates a single individual practitioner license for Butterfly Pro membership plan. The Company also offers additional software plans for larger teams and enterprise organizations

4 Pursuing Ubiquity Through Simplicity and Affordability (cont.)

Butterfly iQ is disrupting the incumbent ultrasound market with an unmatched combination of quality, innovation, simplicity, and affordability

	Legacy Cart-Based Incumbents	Point-of-Care / Handheld Competitors	Butterfly iQ
Cost[1]	Expensive Low-end: $5-30k Mid-range: $45-60k High-end: $100-250k+ Plus service / maintenance fees	More Affordable $5-7K+ before factoring add-on considerations	Most Affordable $1,999 per device plus software license cost = <$3 per day
Users	Experts only	Some, not all	All
Technology	Piezoelectric crystal	Piezoelectric crystal	Next gen Ultrasound-on-Chip™ semiconductor
Probes	Multiple	Multiple	Universal
System Access	Limited	Varies	Everywhere
Training	Complicated	Easier	Ubiquitous due to AI / deep learning enabled presets
Data Storage	Silo	Varies	Cloud
Interoperability	Closed	Varies	Open Android + iOS compatible
Purchasing	Traditional Sales Force	Varies	Multi-dimensional w/ strong e-Commerce presence
Overall Design			

1. Estimated cost for a new system

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Confidential — Not for Distribution Addressing an Unmet Need Breaking through the barriers of conventional ultrasound systems ▪ Traditional cart - based devices within the $8B global ultrasound market are often prohibitively expensive and come with burdensome maintenance / service contracts Ultrasound usage today has been constrained by high upfront system cost, limited access, and suboptimal convenience ▪ Despite being cart - based, traditional ultrasound machines are often siloe d within hospitals and health systems requiring referrals and coordination between different departments Two - thirds of the world population, or ~5B people, lack access to any diagnostic imaging 1 ▪ Poor IT integration and interoperability capabilities have resulted in siloed image archives which is a barrier to care coordination and optimization 1. Per World Health Organization applied to current world population 5 16 ▪ Historically, ultrasound scans were limited to a select few healthcare practitioners as training requirements limited utilization to sonographers and/or radiologists Medical Professionals and Patients need Ubiquity Mobility Affordability Ease of Use

Confidential — Not for Distribution Addressing an Unmet Need (cont.) Expanding beyond the barriers of institutional settings creates breakthrough economics and growth potential … in addition to expanding access to care in numerous new greenfield care settings Imaging Centers Hospital Sources: 1. GE Healthcare Investor Presentations 2. IHI Market ~$6bn Equipment Market ~$2bn Services Market Low-end compact Mid-range compact High-end compact Premium compact Handheld Low-end cart Mid-range cart High-end cart Premium cart Handheld devices are only < 3% of global ultrasound units Disrupting the $8 billion global ultrasound market 1 … Unit Mix 2 Niche Doctor Offices Greenfield Butterfly iQ Enabled Scan Settings Pre - Hospital Home Veterinary Dialysis Centers ASCs Developed Markets Urgent Care Clinics Long - term Care / Rehab + Emerging Markets 5 17 Traditional Scan Settings

Confidential — Not for Distribution Disrupting a Large and Expanding Total Addressable Market Focus on expansion into new settings beyond ultrasound with large addressable populations Sources: 1. Per WHO World Health Report Global Medical Doctors 2. Comprised of Anesthesiologists, Primary Care Physicians, Medical Schools, Emergency Medicine, Hospital Medicine, Musculoskele tal , and Urology Healthcare Practitioners in core geographies where the company is pursuing commercial efforts 3. Per WHO World Health Report Global Nurses and Midwives 4. Comprised of 1/3 of nurses and midwives in core geographies where the company is pursuing commercial efforts 5. Per CDC 2009 Power of Prevention, in 2005 133M Americans had at least one chronic illness. Per the Lancet, by 2020 157M US c iti zens were predicted to have more than one chronic condition, with an estimated 81M having multiple conditions ~12M 1 >100M Chronic Patients in the US Alone 5 Medical Doctors Wearables 3M+ Initial 2 Addressable Populations Nursing 28M+ 3 5M+ Initial Target 4 Time 25M+ Urinary Incontinence 5M+ Chronic Heart Failure (CHF) ~0.5M Dialysis 6 18 40M+ Global Healthcare Practitioners

Confidential — Not for Distribution 19 Aligned with and Enabling Healthcare’s Mega - Trends Butterfly is uniquely positioned to disrupt healthcare and democratize medical imaging 7 Universal Affordability Collaboration Through the Cloud Value - Based Care Harnessing AI / Big Data Disruptive Medical Innovation Chronic At - Home Monitoring Shift to Wellness Consumer Health Empowerment Universal Access Value - Based Care Improved Health Outcomes » Early detection / prevention » More precise diagnosis » Faster trauma care Reduced Cost » Prevention cheaper than trauma » Enables imaging by lower - cost medical professionals » Smaller capital costs Patient - Centric Approach » Mobility to come to the patient » Reduce / eliminate wait times » Secure patient image access

Confidential — Not for Distribution Fortified by an Experienced Partner Longview Acquisition Corp. • Longview is sponsored by an affiliate of Glenview Capital Management, a registered investment adviser • Glenview brings extensive public market experience in the healthcare industry with a long - term orientation across provider, payor, distributor and medical product companies • Culture of Suggestivism has created shareholder value and lasting bonds Longview Acquisition Corp. Overview Investment Professionals with Significant Knowledge and Experience 20 th Year Managing Funds Meaningful LT Outperformance vs S&P 500 12 Years Average Tenure of Senior Management Extensive C - Level Corporate Contacts 13 Company Stocks Held for 10+ Years 75 Company Stocks Held for 5+ Years Value - Added Partnership with Butterfly • Independent review, diligence and advice on financial planning, strategy, business development and capitalization • Active engagement to accelerate commercial arrangements across critical growth partnerships • Providers: Hospitals, Physician Groups, Research Institutions, Urgent Care, ASCs, Home Health, Dialysis, Post - Acute, Senior Living, Veterinary • Distributors: Med/Surg, Veterinary, Medical Technology • Payors: Commercial Managed Care, Medicare Advantage, Managed Medicaid, ASO • Collaboration on Environmental, Social and Governance priorities with strong cooperation on Board composition and inventive metrics 8 20

Confidential — Not for Distribution Enabling a Logical, Advantaged Product Roadmap Our story of innovation only starts with Butterfly iQ 9 21 2018 2020 2021 2022 2023 2024+ Butterfly iQ Butterfly iQ+ Butterfly iQ + at Home Gen3 Butterfly Probe Gen4 Butterfly Probe Wearable in the Home Innovation from “Butterfly Labs” • More clarity: 15% faster frame rates, true - to - form color flow, faster cardiac imaging with sharp resolution, and 60% faster pulse repetition frequency • More speed: ultra - fast bladder scanning and auto - volume calculation • More control: new Needle Viz TM technology, 15% smaller probe head and 10% shorter probe • More durability: 4 - foot drop tested; replaceable, stomp and compression tested cable • More power: 20% longer battery life, 2x continuous run - time on select presets • First semi - conductor based point - of - care ultrasound • Expected commercial launch • Intended to enable at - home ultrasound by novice users in collaboration with telemedicine doctor visits • Expected commercial launch • Improved performance and image quality with Moore’s Law • Expected commercial launch • Designed to support remote monitoring and empower lifestyle management of chronic patient populations • Robust pipeline of innovative products, services, and software applications that leverage the company’s core technology and platform capabilities

Confidential — Not for Distribution With Strong Initial Market Adoption, Excitement and Momentum (cont.) Butterfly has substantial growth potential across multiple end - markets 2020E 2024E $44mm $334mm Device & Accessories 1 Software iQ Commercial Plans Scale sales and marketing Execute on enterprise - level strategy Further develop software and analytics suite Plans to launch new probe using Moore’s Law every other year to ensure hardware superiority Patch Commercial Plans Expected commercial launch in 2023 Patch designed to capitalize on momentum from higher tier software and at - home monitoring trends Commercialization pursued through payor partnerships as well as direct - to - consumer Near - term growth supported by executing pipeline bookings across the enterprise and e - Commerce markets Long - term growth enabled by continued market penetration and the introduction of the Patch product Device Software Patch / Wearable iQ 1. Device & Accessories includes sales from device, warranties and accessories 9 22 10

Confidential — Not for Distribution With Strong Initial Market Adoption, Excitement and Momentum (cont.) Robust revenue growth with roadmap to compelling margin profile Revenue ($ millions) 9 23 IQ vs. Wearables Wearables Conservatively 0% of 2022 Revenue , 5% of 2023 Revenue, and 10% of 2024 Revenue Gross Margin Target Long - Term ≥ 70% % y/y Revenue Growth $44.0 $78.1 $137.9 $235.2 $334.0 $0.0 $100.0 $200.0 $300.0 $400.0 2020E 2021E 2022E 2023E 2024E % Gross Margin NM 43% 51% 60% 68% Cash Flow Target EBITDA and Cash Flow turn positive in 2024 after significant investment phase 10 60% 77% 77% 71% 42% 2020E 2021E 2022E 2023E 2024E

Confidential — Not for Distribution EV/Revenue 2022E 1 Revenue CAGR 2020 - 2022E 1 High Growth MedTech 14.0x 34% Software - as - a - Service 13.1x 27% Disruptive Technologies 20.2x 45% Butterfly 10.6x 77% Brought to the Public at an Attractive Valuation Merger price established at a comfortable discount to comparable early - stage innovators to align and incent current and new stakeholders to maximize the societal and commercial impact of Butterfly 1. FactSet as of 11/18/20 2. Livongo price fixed as of 08/04/20, one day prior to the announcement of Teladoc’s acquisition of Livongo 24 11 Recognizing the Company’s heavy investment phase and to enable broad equity market sponsorship, Butterfly Networks is priced at a comfortable discount to its relevant peers Importantly, wearables, which have a larger total addressable market than handheld devices, are currently modeled to contribute revenues beginning in 2023, after the comparable valuation period. In this sense, shareholders are investing solely on handheld revenues in the intermediate term and creating the wearables opportunity “for free.” 2

Confidential — Not for Distribution Supported by a Clear Mission and Fully Committed Team Butterfly’s team shares a common mission 12 25 Our mission is to bring medical imaging to everyone “Our mission is to democratize healthcare by making medical imaging accessible to everyone around the world.” Jonathan M. Rothberg Founder “The journey to democratizing medical imaging has just begun. It is a journey together with our thousands of partners who are part of this transformation.’ Dr. John Martin Chief Medical Officer

Confidential — Not for Distribution Supported by a Clear Mission and Fully Committed Team (cont.) Zero selling shareholders in the transaction Visionary Leadership Strong Support Team $400mm+ of Total Funding Gioel Molinari President / Product & Software Stephanie Fielding Finance Jan Grimm Sales Dave Perri Hardware & Operations Darius Shahida Strategy & Business Dev. • Recipient of the Presidential Medal of Technology & Innovation for inventing a novel next generation DNA sequencing method • Previously founded 454 Life Sciences, the company under which he brought his novel genome sequencing method to market • Founded several additional companies, including Ion Torrent, CuraGen Corporation, Clarifi, RainDance Technologies, AI Therapeutics, Quantum - Si, Hyperfine Research and 4Bionics LLC Dr. Jonathan M. Rothberg Chairman and Founder • Deep expertise in the consumer health space and a track record of building and growing multi - billion dollar businesses • Prior to joining Butterfly in April 2020, served in a variety of management roles at Reckitt Benckiser over the course of 20 years, including EVP Health • Additionally a Permanent Member of the Facebook Global Client Counsil and a Board Member for the Global Self Care Federation, industry association for OTC and consumer health • Named AdAge Media Maven in 2013 Laurent Faracci Chief Executive Officer Dr. John Martin Medical, Clinical, Regulatory, Education 12 26 Joao Rodrigues Marketing & Digital Commerce Katie Yoshida People & Talent